UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 16, 2026

Remitly Global, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40822	83-2301143
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
401 Union Street, Suite 1000
Seattle, WA 98101
(Address of Principal Executive Offices and Zip Code)
(888) 736-4859
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RELY	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 17, 2026, Luke Tavis, the Chief Accounting Officer of Remitly Global, Inc. (the “Company”), provided notice of his retirement from the Chief Accounting Officer role effective as of March 31, 2026. Mr. Tavis will continue to serve as Vice President, Accounting, until June 2026 to support an orderly transition. Mr. Tavis’ retirement as Chief Accounting Officer did not result from any disagreement regarding the Company’s financial reporting or accounting policies, procedures, estimates, or judgments.
On March 16, 2026, the Board of Directors (the “Board”) of the Company approved the appointment of Tai-Hong Fung as Chief Accounting Officer of the Company, subject to Mr. Tavis’ retirement and effective as of April 1, 2026. Mr. Fung will report to the Company’s Chief Financial Officer in this position.
Mr. Fung, age 52, has served as Vice President, Controller, of the Company since February 2026. Previously, Mr. Fung held various positions at Starbucks Corporation, including Vice President, Controller, from April 2023 to January 2026, Director, Assistant Controller, from May 2019 to April 2023, and Director of Global Consolidations and Financial Reporting from April 2014 to April 2019. Before Starbucks, Mr. Fung also held various positions at Microsoft Corporation from 2006 to 2014.
Mr. Fung’s compensation is not expected to change in connection with this appointment as the Company’s Chief Accounting Officer. There are no understandings or arrangements with Mr. Fung in connection with his appointment as Chief Accounting Officer, and Mr. Fung is not related to any executive officer or director of the Company. Mr. Fung does not have any direct or indirect material interest in any existing or currently proposed transaction that would require disclosure under Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Remitly Global, Inc.

Date: March 20, 2026	By:	/s/ Saema Somalya
Saema Somalya
Chief Legal and Corporate Affairs Officer
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